Exhibit 4.1

BARCLAYS BANK PLC,

Issuer

TO

THE BANK OF NEW YORK MELLON,
Trustee

Supplemental Indenture

Dated as of April 26, 2023

Supplement to Senior Debt Securities Indenture

Dated as of September 16, 2004

SUPPLEMENTAL INDENTURE, dated as of April 26, 2023 (this “Supplemental Indenture”), to the Senior Debt Securities Indenture, dated as of September 16, 2004 (hereinafter called the “Base Indenture,” as amended by the Supplemental Indenture, dated as of February 22, 2018, together with the Base Indenture, herein collectively called the “Indenture,” which term shall have the meaning assigned to it in the Base Indenture), between Barclays Bank PLC, a public limited company registered in England and Wales (herein called the “Company”), having its registered office at 1 Churchill Place, London E14 5HP, England, and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Base Indenture.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore made, executed and delivered to the Trustee the Indenture, providing for the issuance from time to time of the Company’s unsecured and unsubordinated debentures, notes or other evidences of indebtedness (the “Senior Debt Securities”) to be issued in one or more series;

WHEREAS, the Company has issued pursuant to the Indenture the distinct issuances (each, a “Series”) of Senior Debt Securities listed in Annex A hereto (such securities collectively, the “Affected Securities”);

WHEREAS, each Series of Affected Securities provides that the interest rate with respect to that Series will be calculated based on a Reference Rate (as defined in the Global Security for that Series) that references one or more USD LIBOR ICE Swap Rates (each, a “CMS Rate”), and further provides that in the event a relevant CMS Rate is unavailable on any CMS Determination Date (as defined in the Global Security for that Series), Barclays Bank PLC, as calculation agent, will determine the Reference Rate by conducting a dealer poll, and in the event that the calculation agent determines that no rate is available from the dealer poll, the relevant Reference Rate will remain the CMS Rate in effect from the prior CMS Determination Date;

WHEREAS, the ICE Benchmark Administration has announced that it will cease publication of all CMS Rates immediately after publication on June 30, 2023, and the Alternative Reference Rates Committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York has proposed a suggested fallback formula for CMS Rates that references USD SOFR ICE Swap Rates (the “ARRC Fallback”);

WHEREAS, the Company desires to modify certain provisions of each Series of Affected Securities to provide that the replacement rate for interest periods with a CMS Determination Date after June 30, 2023 will be equal to the greater of (i) the interest rate as calculated using the Reference Rate(s) determined pursuant to the original terms of that Series and (ii) the interest rate as calculated using the ARRC Fallback;

WHEREAS, Section 9.01(i) of the Base Indenture permits the Company, when authorized by a Board Resolution, and the Trustee to enter into supplemental indentures, in form satisfactory to the Trustee, at any time and from time to time, without the consent of Holders of Senior Debt Securities, to make any provision with respect to matters or questions arising under the Indenture, provided such action shall not adversely affect the interests of Holders of the Senior Debt Securities of any series in any material respect;

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WHEREAS, this Supplemental Indenture is authorized by the Board Resolution dated March 28, 2018 and by the Approval of the Chief Finance Officer dated May 18, 2022, and all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee according to its terms have been done; and

WHEREAS, the Company has requested and hereby requests that the Trustee join with the Company in the execution of this Supplemental Indenture;

Now, Therefore, This Supplemental Indenture Witnesseth

For and in consideration of the provisions set forth herein, it is mutually agreed, for the equal and proportionate benefit of all Holders, from time to time, of the Affected Securities as follows:

ARTICLE 1
Amendments

Section 1.01.               Concurrently with the execution and delivery of this Supplemental Indenture, this Supplemental Indenture shall become effective as of the date hereof and each Series of Affected Securities shall be amended and restated in accordance with the corresponding revised Global Security set out in Annex B hereto (each, a “Replacement Security”). This Supplemental Indenture shall amend each Series of Affected Securities without any further action.

Section 1.02.               Immediately following the execution and delivery of this Supplemental Indenture, the outstanding Global Security for each Series of Affected Securities shall be canceled pursuant to the Indenture and the Trustee shall authenticate and deliver the corresponding Replacement Security, provided that the failure to issue and authenticate and deliver the Replacement Security for any Series shall not affect the validity of the outstanding securities of such Series or the effect of this Supplemental Indenture with respect to the outstanding securities of such Series.

Article 2
Miscellaneous Provisions

Section 2.01.               Other Terms of Indenture. Except insofar as herein otherwise expressly provided, all provisions, terms and conditions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect including, without limitation, Section 6.07.

Section 2.02.               Terms Defined. All terms defined in the Indenture shall have the same meanings when used herein.

Section 2.03.               Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.04.               Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York.

Section 2.05.               Further Instruments. The Company will execute and deliver such further instruments and do such further acts and things as may reasonably be required to carry out the

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intent and purpose of this Supplemental Indenture. Upon Company Request, the Trustee will execute and deliver such further instruments and do such further acts and things as may reasonably be required to carry out the intent and purpose of this Supplemental Indenture.

Section 2.06.               Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Supplemental Indenture by the Trust Indenture Act of 1939, as amended, the required provision shall control.

Section 2.07.               Counterparts. This Supplemental Indenture may be executed manually, by facsimile or by electronic signature in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, email or other electronic format (i.e., “pdf,” “tif” or “jpg”) transmission or other electronically-imaged signature (including, without limitation, DocuSign or Adobe Sign) or transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, email or other electronic format (i.e., “pdf,” “tif” or “jpg”) (including, without limitation, DocuSign or Adobe Sign) shall be deemed to be their original signatures for all purposes. Notwithstanding anything to the contrary contained herein or in the Affected Securities, the words “execute,” “execution,” “signed,” and “signature” and words of similar import used in or related to any document to be signed in connection with this Supplemental Indenture, the Affected Securities, the Replacement Security or any of the transactions contemplated hereby or thereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act.

Section 2.08.               Not Responsible for Recitals. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (ii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

[Signature Page Follows]

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IN WITNESS WHEREOF the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

BARCLAYS BANK PLC

By:	/s/ Manish Saraf
	Name:	Manish Saraf
	Title:	Managing Director

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Michael Lee
	Name:	Michael Lee
	Title:	Vice President

[Signature Page to Supplemental Indenture]

Annex A

Name of Series of Affected Securities	CUSIP
Callable CMS Steepener Notes due February 25, 2031	06738KAM3
Callable CMS Steepener Notes due March 21, 2031	06738KCM1
Callable CMS Steepener Notes due July 28, 2031	06738KMX6
Callable CMS Steepener Notes due August 31, 2031	06738KQS3
Callable CMS Steepener Notes due September 30, 2031	06738KTB7
Callable CMS Steepener Notes due September 30, 2031	06738KVE8
Callable CMS Steepener Notes due November 1, 2031	06738KWX5
Capped & Floored Floating Rate Notes due January 27, 2025	06740JRA0
Callable CMS Steepener Notes due November 29, 2030	06740PC38
Callable CMS Steepener Notes due December 30, 2030	06740PV29
Callable CMS Steepener Notes due December 30, 2030	06740PYE0
Callable CMS Steepener Notes due January 27, 2031	06740PZ33
Capped Callable CMS Steepener Notes due March 21, 2033	06741TPR2
Capped Callable CMS Steepener Notes due March 28, 2033	06741TRP4
Capped Callable USD CMS Spread Steepener Notes due April 9, 2028	06741TRR0
Capped Callable CMS Steepener Notes due April 19, 2033	06741TSE8
Capped Callable USD CMS Spread Steepener Notes due May 10, 2028	06741TUA3
Capped Callable CMS Steepener Notes due May 3, 2033	06741TUB1
Capped Callable CMS Steepener Notes due May 31, 2033	06741TVK0
Capped Callable CMS Steepener Notes due June 17, 2033	06741TWH6

Annex A-1

Annex B

Forms of Amended and Restated Global Security

Annex B-1

Annex B-1:

Callable CMS Steepener Notes due February 25, 2031
(CUSIP: 06738KAM3)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-1-1

Date: [•]
CUSIP No. 06738KAM3	ISIN: US06738KAM36
Common Code: 059757776

BARCLAYS BANK PLC

GLOBAL MEDIUM TERM NOTES, SERIES A

_______________

Callable CMS Steepener Notes due February 25, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: February 25, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding February 25, 2012: the Initial Interest Rate.

For each Interest Period commencing on or after February 25, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after February 25, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen

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ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 12.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 12.00% per annum

Multiplier: For Interest Periods commencing on or after February 25, 2012: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date or the Early Redemption Date, if applicable.

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Interest Payment Dates: Semi-annually, payable in arrears on the 25th day of each February and August, commencing on August 25, 2011 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after February 25, 2012, the first day of such Interest Period.

Early Redemption: Commencing on February 25, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: February 25, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so

Annex B-1-4

obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means February 25, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.                  Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 25th day of each February and August, commencing on August 25, 2011 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on February 25, 2031, then the Interest Payment Date

Annex B-1-5

that would otherwise occur on February 25, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.                  Early Redemption. Commencing on February 25, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.                  CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 10 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers

Annex B-1-6

selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.                  SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment

Annex B-1-7

Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

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(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.                  Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.                  Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

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8.                  Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.                  Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.              Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.              Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.              Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.              Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated August 31, 2010; and (iii) the Pricing Supplement, dated February 23, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available

Annex B-1-10

from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-1-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-1-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-1-15

Annex B-2:

Callable CMS Steepener Notes due March 21, 2031
(CUSIP: 06738KCM1)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-2-1

Date: [•]
CUSIP No. 06738KCM1	ISIN: US06738KCM18

BARCLAYS BANK PLC

GLOBAL MEDIUM TERM NOTES, SERIES A

_______________

Callable CMS Steepener Notes due March 21, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: March 21, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding March 21, 2012: the Initial Interest Rate

For each Interest Period commencing on or after March 21, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after March 21, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 10 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 10 Year Formula Rate minus 2 Year Formula Rate minus 0.25%

Fixed Percentage Amount: 0.20%, subject to Section 13 with respect to any conflict between the terms and conditions as set forth in the Prospectus and the terms of this Security.

10 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 10 Years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “10YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

Annex B-2-2

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

10 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 10 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO10 (in the case of a designated maturity of 10 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR

ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 11.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 11.00% per annum

Multiplier: For Interest Periods commencing on or after March 21, 2012: 4.50.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final

Annex B-2-3

Interest Period will end on, but exclude, the Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 21st day of each March and September, commencing on September 21, 2011 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after March 21, 2012, the first day of such Interest Period.

Early Redemption: Commencing on March 21, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: March 21, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified

Annex B-2-4

Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means March 21, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.                  Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 21st day of each March and September, commencing on September 21, 2011 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the

Annex B-2-5

dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on March 21, 2031, then the Interest Payment Date that would otherwise occur on March 21, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.                  Early Redemption. Commencing on March 21, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.                  CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 10 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean

Annex B-2-6

of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.                  SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the

Annex B-2-7

avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of

Annex B-2-8

such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.                  Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.                  Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources

Annex B-2-9

of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.                  Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.                  Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.              Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.              Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.              Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.              Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated August 31, 2010; and (iii) the Pricing Supplement, dated March 16, 2011 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms

Annex B-2-10

of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. For the avoidance of doubt, in the event of a conflict between the Fixed Percentage Amount as defined in the terms of the Prospectus and as defined in the terms of this Security, the Prospectus will control. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-2-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-2-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-2-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-2-15

Annex B-3:

Callable CMS Steepener Notes due July 28, 2031

(CUSIP: 06738KMX6)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-3-1

Date: [•]
CUSIP No. 06738KMX6	ISIN: US06738KMX62

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Callable CMS Steepener Notes due July 28, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: July 28, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding July 28, 2012: the Initial Interest Rate.

For each Interest Period commencing on or after July 28, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after July 28, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters

Annex B-3-2

Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 11.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 11.00% per annum

Multiplier: For Interest Periods commencing on or after July 28, 2012: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 28th day of each January and July, commencing on January 28, 2012 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Annex B-3-3

Interest Reset Dates: For each Interest Period commencing on or after July 28, 2012, the first day of such Interest Period.

Early Redemption: Commencing on July 28, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: July 28, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable

Annex B-3-4

and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means July 28, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.                  Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 28th day of each January and July, commencing on January 28, 2012 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on July 28, 2031, then the Interest Payment Date that would otherwise occur on July 28, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

Annex B-3-5

2.                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.                  Early Redemption. Commencing on July 28, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.                  CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS

Annex B-3-6

Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.                  SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents,

Annex B-3-7

amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-3-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.                  Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.                  Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

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8.                  Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.                  Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.              Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.              Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.              Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.              Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated July 26, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the

Annex B-3-10

Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-3-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the

(Reverse of Security continued on next page)

Annex B-3-13

Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-3-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-3-15

Annex B-4:

Callable CMS Steepener Notes due August 31, 2031

(CUSIP: 06738KQS3)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-4-1

Date: [•]
CUSIP No. 06738KQS3	ISIN: US06738KQS32

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Callable CMS Steepener Notes due August 31, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: August 31, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding August 31, 2012: the Initial Interest Rate

For each Interest Period commencing on or after August 31, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after August 31, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a

Annex B-4-2

percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “2YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR

Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.50% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 11.25% per annum

Multiplier: For Interest Periods commencing on or after August 31, 2012: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-4-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the last day of each February and August, commencing on February 29, 2012 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after August 31, 2012, the first day of such Interest Period.

Early Redemption: Commencing on August 31, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: August 31, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption

Annex B-4-4

(or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means August 31, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.                  Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the last day of each February and August, commencing on February 29, 2012 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing,

Annex B-4-5

(i) if the Stated Maturity Date does not occur on August 31, 2031, then the Interest Payment Date that would otherwise occur on August 31, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.                  Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.                  Early Redemption. Commencing on August 31, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.                  CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of

Annex B-4-6

the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.                  SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-4-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-4-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.                  Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.                  Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-4-9

8.                  Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.                  Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.              Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.              Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.              Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.              Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated August 29, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available

Annex B-4-10

from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-4-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-4-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-4-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-4-15

Annex B-5:

Callable CMS Steepener Notes due September 30, 2031

(CUSIP: 06738KTB7)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-5-1

Date: [•]
CUSIP No. 06738KTB7	ISIN: US06738KTB79

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Callable CMS Steepener Notes due September 30, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: September 30, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding September 30, 2012: the Initial Interest Rate

For each Interest Period commencing on or after September 30, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after September 30, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a

Annex B-5-2

percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “2YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR

Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 11.00% per annum

Multiplier: For Interest Periods commencing on or after September 30, 2012: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-5-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 30th day of each March and September, commencing on March 30, 2012 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after September 30, 2012, the first day of such Interest Period.

Early Redemption: Commencing on September 30, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: September 30, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption

Annex B-5-4

(or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means September 30, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 30th day of each March and September, commencing on March 30, 2012 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing,

Annex B-5-5

(i) if the Stated Maturity Date does not occur on September 30, 2031, then the Interest Payment Date that would otherwise occur on September 30, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on September 30, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of

Annex B-5-6

the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-5-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-5-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-5-9

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated September 27, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available

Annex B-5-10

from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-5-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the

(Reverse of Security continued on next page)

Annex B-5-13

Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-5-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-5-15

Annex B-6:

Callable CMS Steepener Notes due September 30, 2031

(CUSIP: 06738KVE8)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-6-1

Date: [•]
CUSIP No. 06738KVE8	ISIN: US06738KVE80

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Callable CMS Steepener Notes due September 30, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: September 30, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding September 30, 2012: the Initial Interest Rate

For each Interest Period commencing on or after September 30, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after September 30, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a

Annex B-6-2

percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “2YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR

Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 9.50% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 9.50% per annum

Multiplier: For Interest Periods commencing on or after September 30, 2012: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

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Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 30th day of each March and September, commencing on March 30, 2012 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after September 30, 2012, the first day of such Interest Period.

Early Redemption: Commencing on September 30, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: September 29, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption

Annex B-6-4

(or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means September 30, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 30th day of each March and September, commencing on March 30, 2012 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing,

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(i) if the Stated Maturity Date does not occur on September 30, 2031, then the Interest Payment Date that would otherwise occur on September 30, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on September 30, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of

Annex B-6-6

the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-6-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

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(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

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8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated September 27, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available

Annex B-6-10

from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-6-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-6-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-6-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-6-15

Annex B-7:

Callable CMS Steepener Notes due November 1, 2031

(CUSIP: 06738KWX5)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-7-1

Date: [•]
CUSIP No. 06738KWX5	ISIN: US06738KWX52

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Callable CMS Steepener Notes due November 1, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: November 1, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding November 1, 2012: the Initial Interest Rate

For each Interest Period commencing on or after November 1, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after November 1, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a

Annex B-7-2

percentage, which appears on Reuters Screen ISDAFIX3 or any successor page under the heading “2YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR

Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.50% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.50% per annum

Multiplier: For Interest Periods commencing on or after November 1, 2012: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next

Annex B-7-3

following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 1st day of each May and November, commencing on May 1, 2012 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after November 1, 2012, the first day of such Interest Period.

Early Redemption: Commencing on November 1, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: October 31, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption

Annex B-7-4

(or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means November 1, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 1st day of each May and November, commencing on May 1, 2012 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if

Annex B-7-5

the Stated Maturity Date does not occur on November 1, 2031, then the Interest Payment Date that would otherwise occur on November 1, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on November 1, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX3 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of

Annex B-7-6

the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-7-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-7-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-7-9

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated October 26, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available

Annex B-7-10

from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-7-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-7-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-7-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-7-15

Annex B-8:

Capped & Floored Floating Rate Notes due January 27, 2025

(CUSIP: 06740JRA0)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-8-1

Date: [•]
CUSIP No. 06740JRA0	ISIN: US06740JRA06
Common Code: 048006973

BARCLAYS BANK PLC

MEDIUM-TERM NOTES, SERIES A

Capped & Floored Floating Rate Notes due January 27, 2025

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: January 27, 2025

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date, to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after the Original Issue Date, to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Multiplier: For Interest Periods commencing on or after the Original Issue Date: 0.80.

Reference Rate: 30 Year CMS Rate.

SOFR ISR Reference Rate: 30 Year Formula Rate.

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

Annex B-8-2

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO30 (in the case of a designated maturity of 30 years), or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 12.00% per annum.

Minimum Interest Rate: 4.00% per annum.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date.

Interest Payment Dates: The 27th day of each January and July, commencing on July 27, 2010 and ending on the Maturity Date.

Interest Reset Dates: For each Interest Period, the Interest Payment Date for the immediately preceding Interest Period (or for the Initial Interest Period, the Original Issue Date).

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: January 27, 2010

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

Annex B-8-3

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“30 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City and London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided

Annex B-8-4

above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Final Valuation Date, then the Default Amount will equal the Face Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s Ratings Services, (or any successor) or P-1 or higher by Moody’s Investors Service (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means January 27, 2025.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount quarterly, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on every 27th day of each January and July, commencing on July 27, 2010 and ending on the Maturity Date (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 3-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on January 27, 2025, then the Interest Payment Date that would otherwise occur on January 27, 2025 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date

Annex B-8-5

will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       CMS Determination if Rate is Unavailable. If the 30 Year CMS Rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 30 Year CMS Rate will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to 15 years, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 30 Year CMS Rate for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 30 Year CMS Rate will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

4.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

Annex B-8-6

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to

Annex B-8-7

holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

Annex B-8-8

5.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

6.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Rate or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

7.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

8.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day. No adjustment will be made (or any

Annex B-8-9

additional interest accrue) to such payment due to any adjustment described above. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

9.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

10.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

11.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated February 10, 2009, (ii) the Prospectus Supplement, dated September 14, 2009; and (iii) the Pricing Supplement, dated January 22, 2010, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 3430).

Annex B-8-10

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-8-12

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-8-13

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-8-14

Annex B-9:

Callable CMS Steepener Notes due November 29, 2030

(CUSIP: 06740PC38)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-9-1

Date: [•]
CUSIP No. 06740PC38	ISIN: US06740PC38
Common Code: 056455698

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

Callable CMS Steepener Notes due November 29, 2030

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: November 29, 2030

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding November 29, 2011: the Initial Interest Rate

For each Interest Period commencing on or after November 29, 2011, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after November 29, 2011, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 10 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 10 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.25%

10 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 10 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “10YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen

Annex B-9-2

ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

10 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 10 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO10 (in the case of a designated maturity of 10 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation

Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.00% per annum

Multiplier: For Interest Periods commencing on or after November 29, 2011: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date or the Early Redemption Date, if applicable.

Annex B-9-3

Interest Payment Dates: Semi-annually, payable in arrears on the 29th day of each May and November, commencing on May 29, 2011 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after November 29, 2011, the first day of such Interest Period.

Early Redemption: Commencing on November 29, 2011, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: November 29, 2010

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“2 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

“10 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 10 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “10YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

Annex B-9-4

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means November 29, 2030.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Annex B-9-5

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 29th day of each May and November, commencing on May 29, 2011 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on November 29, 2030, then the Interest Payment Date that would otherwise occur on November 29, 2030 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on November 29, 2011, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 10 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date,

Annex B-9-6

then (i) the 2 Year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate,

Annex B-9-7

as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into

Annex B-9-8

account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

Annex B-9-9

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

10.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

11.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Annex B-9-10

12.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated August 31, 2010; and (iii) the Pricing Supplement, dated November 23, 2010, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-9-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-9-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-9-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-9-15

Annex B-10:

Callable CMS Steepener Notes due December 30, 2030

(CUSIP: 06740PV29)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-10-1

Date: [•]
CUSIP No. 06740PV29	ISIN: US06740PV298
Common Code: 057452595

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

Callable CMS Steepener Notes due December 30, 2030

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: December 30, 2030

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding December 30, 2011: the Initial Interest Rate

For each Interest Period commencing on or after December 30, 2011 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after December 30, 2011 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen

Annex B-10-2

ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.00% per annum

Multiplier: For Interest Periods commencing on or after December 30, 2011: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-10-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 30th day of each June and December, commencing on June 30, 2011 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after December 30, 2011, the 30th day of each June and December.

Early Redemption: Commencing on December 30, 2011, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: December 30, 2010

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“2 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

“30 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

Annex B-10-4

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Face Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means December 30, 2030.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any

Annex B-10-5

successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 30th day of each June and December, commencing on June 30, 2011 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on December 30, 2030, then the Interest Payment Date that would otherwise occur on December 30, 2030 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on December 30, 2011, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Annex B-10-6

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 10 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

Annex B-10-7

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent

Annex B-10-8

determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the

Annex B-10-9

Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly

Annex B-10-10

executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated August 31, 2010; and (iii) the Pricing Supplement, dated December 23, 2010, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-10-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-10-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-10-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-10-15

Annex B-11:

Callable CMS Steepener Notes due December 30, 2030

(CUSIP: 06740PYE0)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-11-1

Date: [•]
CUSIP No. 06740PYE0	ISIN: US06740PYE05
Common Code: 057487739

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

Callable CMS Steepener Notes due December 30, 2030

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: December 30, 2030

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding December 30, 2011: the Initial Interest Rate

For each Interest Period commencing on or after December 30, 2011 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after December 30, 2011 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen

Annex B-11-2

ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 12.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 12.00% per annum

Multiplier: For Interest Periods commencing on or after December 30, 2011: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-11-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 30th day of each June and December, commencing on June 30, 2011 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after December 30, 2011, the 30th day of each June and December.

Early Redemption: Commencing on December 30, 2011, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: December 30, 2010

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“2 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

“30 Year CMS Rate” means for any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years, expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

Annex B-11-4

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Face Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means December 30, 2030.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any

Annex B-11-5

successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 30th day of each June and December, commencing on June 30, 2011 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on December 30, 2030, then the Interest Payment Date that would otherwise occur on December 30, 2030 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on December 30, 2011, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Annex B-11-6

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 10 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

Annex B-11-7

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent

Annex B-11-8

determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the

Annex B-11-9

Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly

Annex B-11-10

executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated August 31, 2010; and (iii) the Pricing Supplement, dated December 29, 2010, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-11-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-11-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-11-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-11-15

Annex B-12:

Callable CMS Steepener Notes due January 27, 2031

(CUSIP: 06740PZ33)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-12-1

Date: [•]
CUSIP No. 06740PZ33	ISIN: US06740PZ331
Common Code: 057597704

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

Callable CMS Steepener Notes due January 27, 2031

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: January 27, 2031

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Principal Protection: 100% Principal Protection.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding January 27, 2012: the Initial Interest Rate

For each Interest Period commencing on or after January 27, 2012 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after January 27, 2012 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 2 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 2 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

2 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 2 years, expressed as a percentage, which appears on Reuters Screen

Annex B-12-2

ISDAFIX1 or any successor page under the heading “2YR” as of 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

2 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 2 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO02 (in the case of a designated maturity of 2 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 11.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 11.00% per annum

Multiplier: For Interest Periods commencing on or after January 27, 2012: 4.50.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-12-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 27th day of each January and July, commencing on July 27, 2011 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after January 27, 2012, the 27th day of each June and December.

Early Redemption: Commencing on January 27, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: January 27, 2011

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption

Annex B-12-4

(or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means January 27, 2031.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 27th day of each January and July, commencing on July 27, 2011 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if

Annex B-12-5

the Stated Maturity Date does not occur on January 27, 2031, then the Interest Payment Date that would otherwise occur on January 27, 2031 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on January 27, 2012, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 2 Year CMS Rate and/or 10 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 2 Year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of

Annex B-12-6

the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 2 year CMS Rate and/or the 10 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-12-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-12-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-12-9

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated August 31, 2010; and (iii) the Pricing Supplement, dated January 26, 2011, (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available

Annex B-12-10

from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-12-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to an aggregate initial offering price not to exceed $21,000,000,000 (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably

(Reverse of Security continued on next page)

Annex B-12-13

calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-12-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-12-15

Annex B-13:

Capped Callable CMS Steepener Notes due March 21, 2033

(CUSIP: 06741TPR2)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-13-1

Date: [•]
CUSIP No. 06741TPR2	ISIN: US06741TPR22

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable CMS Steepener Notes due March 21, 2033

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: March 21, 2033

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding March 21, 2014: the Initial Interest Rate

For each Interest Period commencing on or after March 21, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after March 21, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.45%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a

Annex B-13-2

percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.25% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.25% per annum

Multiplier: For Interest Periods commencing on or after March 21, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-13-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 21st day of each March and September, commencing on September 21, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after March 21, 2014, the first day of such Interest Period.

Early Redemption: Commencing on March 21, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: March 21, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in

Annex B-13-4

clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means March 21, 2033.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 21st day of each March and September, commencing on September 21, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on March 21, 2033, then the Interest

Annex B-13-5

Payment Date that would otherwise occur on March 21, 2033 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on March 21, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers

Annex B-13-6

selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

Annex B-13-7

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a

Annex B-13-8

court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be

Annex B-13-9

made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplements, dated February 22, 2013 and March 19, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-13-10

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-13-12

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-13-13

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-13-14

Annex B-14:

Capped Callable CMS Steepener Notes due March 28, 2033

(CUSIP: 06741TRP4)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-14-1

Date: [•]
CUSIP No. 06741TRP4	ISIN: US06741TRP48

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable CMS Steepener Notes due March 28, 2033

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: March 28, 2033

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding March 28, 2014: the Initial Interest Rate

For each Interest Period commencing on or after March 28, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after March 28, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.45%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a

Annex B-14-2

percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.25% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.25% per annum

Multiplier: For Interest Periods commencing on or after March 21, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

Annex B-14-3

Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Semi-annually, payable in arrears on the 28th day of each March and September, commencing on September 28, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after March 28, 2014, the first day of such Interest Period.

Early Redemption: Commencing on March 28, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: March 28, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in

Annex B-14-4

clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means March 28, 2033.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 28th day of each March and September, commencing on September 28, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on March 28, 2033, then the Interest

Annex B-14-5

Payment Date that would otherwise occur on March 28, 2033 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on March 28, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers

Annex B-14-6

selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

Annex B-14-7

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a

Annex B-14-8

court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be

Annex B-14-9

made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated March 22, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-14-10

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-14-12

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-14-13

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-14-14

Annex B-15:

Capped Callable USD CMS Spread Steepener Notes due April 9, 2028

(CUSIP: 06741TRR0)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-15-1

Date: [•]
CUSIP No. 06741TRR0	ISIN: US06741TRR04

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable USD CMS Spread Steepener Notes due April 9, 2028

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: April 9, 2028

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding April 9, 2014: the Initial Interest Rate

For each Interest Period commencing on or after April 9, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after April 9, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.48%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a

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percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR

Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 8.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 8.00% per annum

Multiplier: For Interest Periods commencing on or after April 9, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the

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Maturity Date or the Early Redemption Date, if applicable.

Interest Payment Dates: Quarterly, payable in arrears on the 9th day of each January, April, July and October, commencing on July 9, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after April 9, 2014, the first day of such Interest Period.

Early Redemption: Commencing on April 9, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: April 9, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in

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clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means April 9, 2028.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount quarterly, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 9th day of each January, April, July and October, commencing on July 9, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 3-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on April 9, 2028, then the Interest Payment Date that

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would otherwise occur on April 9, 2028 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on April 9, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers

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selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

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•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a

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court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be

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made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated April 4, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-15-14

Annex B-16:

Capped Callable CMS Steepener Notes due April 19, 2033

(CUSIP: 06741TSE8)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-16-1

Date: [•]
CUSIP No. 06741TSE8	ISIN: US06741TSE81

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable CMS Steepener Notes due April 19, 2033

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: April 19, 2033 subject to redemption at the option of the Company

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding April 19, 2014: the Initial Interest Rate

For each Interest Period commencing on or after April 19, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after April 19, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a

Annex B-16-2

percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.25% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.25% per annum

Multiplier: For Interest Periods commencing on or after April 19, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date (or the Early Redemption Date, if applicable).

Annex B-16-3

Interest Payment Dates: Semi-annually, payable in arrears on the 19th day of each April and October, commencing on October 19, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after April 19, 2014, the first day of such Interest Period.

Early Redemption: Commencing on April 19, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: April 19, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so

Annex B-16-4

obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means April 19, 2033.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 19th day of each April and October, commencing on October 19, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on April 19, 2033, then the Interest Payment Date

Annex B-16-5

that would otherwise occur on April 19, 2033 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on April 19, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers

Annex B-16-6

selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

Annex B-16-7

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a

Annex B-16-8

court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be

Annex B-16-9

made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplements, dated April 2, 2013 and April 17, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-16-10

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-16-12

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-16-13

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-16-14

Annex B-17:

Capped Callable USD CMS Spread Steepener Notes due May 10, 2028

(CUSIP: 06741TUA3)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-17-1

Date: [•]
CUSIP No. 06741TUA3	ISIN: US06741TUA32

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable USD CMS Spread Steepener Notes due May 10, 2028

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: May 10, 2028

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding May 10, 2014: the Initial Interest Rate

For each Interest Period commencing on or after May 10, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after May 10, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a

Annex B-17-2

percentage, which appears on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset

Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 7.35% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 7.00% per annum

Multiplier: For Interest Periods commencing on or after May 10, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date or the Early Redemption Date, if applicable.

Annex B-17-3

Interest Payment Dates: Quarterly, payable in arrears commencing on August 9, 2013, and thereafter on the 10th day of each February, May, August and November, and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after May 10, 2014, the first day of such Interest Period.

Early Redemption: Commencing on May 10, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: May 10, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so

Annex B-17-4

obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means May 10, 2028.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount quarterly, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, commencing on August 9, 2013, and thereafter on the 10th day of each February, May, August and November (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 3-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on May 10, 2028, then the Interest Payment Date that would otherwise occur on May 10, 2028 shall instead

Annex B-17-5

occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on May 10, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers

Annex B-17-6

selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

Annex B-17-7

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a

Annex B-17-8

court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be

Annex B-17-9

made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated May 7, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-17-10

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-17-12

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-17-13

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-17-14

Annex B-18:

Capped Callable CMS Steepener Notes due May 3, 2033

(CUSIP: 06741TUB1)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-18-1

Date: [•]
CUSIP No. 06741TUB1	ISIN: US06741TUB15

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable CMS Steepener Notes due May 3, 2033

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: May 3, 2033 subject to redemption at the option of the Company

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding May 3, 2014: the Initial Interest Rate

For each Interest Period commencing on or after May 3, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after May 3, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, will be determined by the Calculation Agent by reference to the 30 Year CMS Rate that appear on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

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5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a percentage, will be determined by the Calculation Agent by reference to the 5 Year CMS Rate that appear on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 9.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 9.00% per annum (4.50% semi-annually).

Multiplier: For Interest Periods commencing on or after May 3, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest

Annex B-18-3

Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date (or the Early Redemption Date, if applicable).

Interest Payment Dates: Semi-annually, payable in arrears on the 3rd day of each May and November, commencing on November 3, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after May 3, 2014, the first day of such Interest Period.

Early Redemption: Commencing on May 3, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee,

to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: May 3, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified

Annex B-18-4

Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means May 3, 2033.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the 3rd day of each May and November, commencing on November 3, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such

Annex B-18-5

amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on May 3, 2033, then the Interest Payment Date that would otherwise occur on May 3, 2033 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on May 3, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean

Annex B-18-6

of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-18-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-18-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-18-9

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated April 26 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the Company or any

Annex B-18-10

underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-18-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-18-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-18-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-18-15

Annex B-19:

Capped Callable CMS Steepener Notes due May 31, 2033

(CUSIP: 06741TVK0)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-19-1

Date: [•]
CUSIP No. 06741TVK0	ISIN: US06741TVK05

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable CMS Steepener Notes due May 31, 2033

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: May 31, 2033 subject to redemption at the option of the Company

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding May 31, 2014: the Initial Interest Rate

For each Interest Period commencing on or after May 31, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after May 31, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.50%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, will be determined by the Calculation Agent by reference to the 30 Year CMS Rate that appear on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

Annex B-19-2

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a percentage, will be determined by the Calculation Agent by reference to the 5 Year CMS Rate that appear on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 10.00% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 10.00% per annum (5.00% semi-annually).

Multiplier: For Interest Periods commencing on or after May 31, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest Period will begin on, and include, the Interest

Annex B-19-3

Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date (or the Early Redemption Date, if applicable).

Interest Payment Dates: Semi-annually, payable in arrears on the last day of each May and November, commencing on November 30, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after May 31, 2014, the first day of such Interest Period.

Early Redemption: Commencing on May 31, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee,

to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: May 31, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the Default Quotation Period, each Holder of this Security and the Company may request a Qualified

Annex B-19-4

Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means May 31, 2033.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount semi-annually, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the last day of each May and November, commencing on November 30, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then prevailing 6-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such

Annex B-19-5

amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on May 31, 2033, then the Interest Payment Date that would otherwise occur on May 31, 2033 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on May 31, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean

Annex B-19-6

of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any

Annex B-19-7

documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-19-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-19-9

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplements, dated May 10, 2013 and May 28, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are

Annex B-19-10

available from the Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-19-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-19-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-19-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-19-15

Annex B-20:

Capped Callable CMS Steepener Notes due June 17, 2033

(CUSIP: 06741TWH6)

(Face of Security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BARCLAYS BANK PLC, OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Annex B-20-1

Date: [•]
CUSIP No. 06741TWH6	ISIN: US06741TWH66

BARCLAYS BANK PLC

GLOBAL MEDIUM-TERM NOTES, SERIES A

US$[•]

Capped Callable CMS Steepener Notes due June 17, 2033

The following terms apply to this Security. Capitalized terms that are not defined the first time they are used in this Security shall have the meanings indicated elsewhere in this Security.

Principal Amount: $[•]

Maturity Date: June 17, 2033 subject to redemption at the option of the Company

Denominations: Each Security will have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof.

Interest Rate: For each Interest Period commencing on or after the Original Issue Date to but excluding June 17, 2014: the Initial Interest Rate

For each Interest Period commencing on or after June 17, 2014 to but excluding the Maturity Date, that has a CMS Determination Date of June 30, 2023 or earlier, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

For each Interest Period commencing on or after June 17, 2014 to but excluding the Maturity Date, that has a CMS Determination Date that is after June 30, 2023, the interest rate per annum will be equal to the product of (1) the Multiplier and (2) the greater of (a) the Reference Rate and (b) the SOFR ISR

Reference Rate, subject to the Minimum Interest Rate and the Maximum Interest Rate.

Reference Rate: 30 Year CMS Rate minus 5 Year CMS Rate minus the Fixed Percentage Amount.

SOFR ISR Reference Rate: 30 Year Formula Rate minus 5 Year Formula Rate minus the Fixed Percentage Amount.

Fixed Percentage Amount: 0.25%

30 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 30 years; expressed as a percentage, will be determined by the Calculation Agent by reference to the 30 Year CMS Rate that appear on Reuters Screen ISDAFIX1 or any successor page under the heading “30YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

Annex B-20-2

5 Year CMS Rate: For any Interest Reset Date, the rate for U.S. Dollar swaps with a maturity of 5 years, expressed as a percentage, will be determined by the Calculation Agent by reference to the 5 Year CMS Rate that appear on Reuters Screen ISDAFIX1 or any successor page under the heading “5YR” for the polling window ending at 11:00 a.m., New York City time, on the related CMS Determination Date. If such rate does not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, the rate for the related Interest Reset Date shall be determined on such CMS Determination Date as described below under “CMS Determination if Rate is Unavailable”.

30 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 30 years.

5 Year Formula Rate: For any Interest Reset Date, the Formula Rate for that Interest Reset Date with a designated maturity of 5 years.

Formula Rate: For any Interest Reset Date, the Formula Rate with a specified designated maturity will equal:

,

where “SOFR ISR” for any Interest Reset Date means the fixed rate of interest payable on a U.S. dollar interest rate swap, with a maturity equal to the specified designated maturity, that references the Secured Overnight Financing Rate (“SOFR”) (compounded in arrears for twelve months using standard market conventions), as reported on Bloomberg screen page USISSO05 (in the case of a designated maturity of 5 years) or USISSO30 (in the case of a designated maturity of 30 years), as applicable, or any other page that replaces that page on that service or any successor or replacement service (the “Designated SOFR ISR Page”), as of approximately 11:00 a.m. New York City time on the SOFR ISR Determination Date for that Interest Reset Date, as determined by the Calculation Agent, subject to the provisions set forth below under “SOFR ISR Fallback Provisions”.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a rate administrator acceptable to the Calculation Agent purports to publish the Formula Rate for general use by market participants and such published rate is not characterized by that rate administrator as a “beta” rate, then the Calculation Agent may in its sole discretion use such published rate as the Formula Rate, without independent verification of the calculation of the Formula Rate.

Maximum Interest Rate: 9.25% per annum.

Minimum Interest Rate: 0.00% per annum.

Initial Interest Rate: 9.25% per annum (4.625% semi-annually).

Multiplier: For Interest Periods commencing on or after June 17, 2014: 4.00.

CMS Determination Date: Two New York Business Days prior to the relevant Interest Reset Date.

SOFR ISR Determination Date: Two U.S. Government Securities Business Days prior to the relevant Interest Reset Date.

Interest Period: The initial Interest Period will begin on, and include, the Original Issue Date and end on, but exclude, the first Interest Payment Date. Each subsequent Interest

Annex B-20-3

Period will begin on, and include, the Interest Payment Date for the preceding Interest Period and end on, but exclude, the next following Interest Payment Date. The final Interest Period will end on, but exclude, the Maturity Date (or the Early Redemption Date, if applicable).

Interest Payment Dates: Quarterly, payable in arrears on the last day of each March, June, September and December, commencing on September 17, 2013 and ending on the Maturity Date or the Early Redemption Date, if applicable.

Interest Reset Dates: For each Interest Period commencing on or after June 17, 2014, the first day of such Interest Period.

Early Redemption: Commencing on June 17, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

Early Redemption Date: The Interest Payment Date on which the Company exercises the Early Redemption Option, if so exercised.

Calculation Agent: Barclays Bank PLC

Defeasance: Neither full defeasance nor covenant defeasance applies to this Security.

Original Issue Date: June 17, 2013

Listing: This Security will not be listed on any U.S. securities exchange or quotation system.

OTHER TERMS:

All terms used in this Security that are not defined in this Security but are defined in the Indenture referred to on the reverse of this Security shall have the meanings assigned to them in the Indenture. Section headings on the face of this Security are for convenience only and shall not affect the construction of this Security.

“Business Day” means any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close.

“Day Count Fraction” means the fraction calculated by multiplying the number of months in the relevant Interest Period by 30 days and dividing the product by 360. No adjustments will be made in the event an Interest Payment Date is not a Business Day.

“Default Amount” means, on any day, an amount in U.S. dollars, as determined by the Calculation Agent, equal to the cost of having a Qualified Financial Institution (selected as provided below) expressly assume the due and punctual payment of the principal of this Security, and the performance or observance of every covenant hereof and of the Indenture on the part of the Company to be performed or observed with respect to this Security (or to undertake other obligations providing substantially equivalent economic value to the Holder of this Security as the Company’s obligations hereunder). Such cost will equal (i) the lowest amount that a Qualified Financial Institution would charge to effect such assumption (or undertaking) plus (ii) the reasonable expenses (including reasonable attorneys’ fees) incurred by the Holder of this Security in preparing any documentation necessary for such assumption (or undertaking). During the

Annex B-20-4

Default Quotation Period, each Holder of this Security and the Company may request a Qualified Financial Institution to provide a quotation of the amount it would charge to effect such assumption (or undertaking) and notify the other in writing of such quotation. The amount referred to in clause (i) of this paragraph will equal the lowest (or, if there is only one, the only) quotation so obtained, and as to which notice is so given, during the Default Quotation Period; provided that, with respect to any quotation, the party not obtaining such quotation may object, on reasonable and significant grounds, to the effectuation of such assumption (or undertaking) by the Qualified Financial Institution providing such quotation and notify the other party in writing of such grounds within two Business Days after the last day of the Default Quotation Period, in which case such quotation will be disregarded in determining the Default Amount. The “Default Quotation Period” will be the period beginning on the day the Default Amount first becomes due and ending on the third Business Day after such due date, unless no such quotation is so obtained, or unless every such quotation so obtained is objected to within five Business Days after such due date as provided above, in which case the Default Quotation Period will continue until the third Business Day after the first Business Day on which prompt notice is given of such quotation as provided above, unless such quotation is objected to as provided above within five Business Days after such first Business Day, in which case the Default Quotation Period will continue as provided in this sentence. Notwithstanding the foregoing, if the Default Quotation Period (and the subsequent two Business Day objection period) has not ended prior to the Stated Maturity Date, then the Default Amount will equal the Principal Amount.

“Qualified Financial Institution” means, at any time, a financial institution organized under the laws of any jurisdiction in the United States or Europe that at such time has outstanding debt obligations with a stated maturity of one year or less from the date of issue and rated A-1 or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., (or any successor) or P-1 or higher by Moody’s Investors Service, Inc. (or any successor) or, in either case, such other comparable rating, if any, then used by such rating agency.

“Stated Maturity Date” means June 17, 2033.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which The Securities Industry and Financial Markets Association (or any successor or replacement organization) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

1.       Promise to Pay Principal and Interest. Barclays Bank PLC, a public limited company duly organized and existing under the laws of England and Wales (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay (or cause to be paid) to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum, calculated as provided under “Principal Amount” and elsewhere on the face of this Security, on the Stated Maturity Date, and to pay interest on the outstanding Principal Amount quarterly, from the Original Issue Date, or from the most recent date to which interest has been paid or duly provided for, on the last day of each March, June, September and December, commencing on September 17, 2013 (each an “Interest Payment Date”), at the rate calculated as provided under “Interest Rate” and elsewhere on the face of this Security, until the principal of this Security is paid or made available for payment. Any interest amounts that are overdue at any time shall also bear interest, at the then

Annex B-20-5

prevailing 3-Month LIBOR rate (to the extent that payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Notwithstanding the foregoing, (i) if the Stated Maturity Date does not occur on June 17, 2033, then the Interest Payment Date that would otherwise occur on June 17, 2033 shall instead occur on the Stated Maturity Date and (ii) interest on any overdue amount shall be payable on demand.

2.       Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the first Business Day next preceding such Interest Payment Date, provided that for an Interest Payment Date that is also the Maturity Date, the interest payable on that Interest Payment Date will be payable to the Person to whom the principal is payable. The “close of business” for making such determination shall mean 5:00 p.m., New York City time on such date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

For any Interest Payment Date, the Calculation Agent shall calculate the interest payable by multiplying the relevant principal amount by the Interest Rate specified herein and the applicable Day Count Fraction.

3.       Early Redemption. Commencing on June 17, 2014, the Company has the right, upon at least 5 Business Days notice to the Trustee, to redeem the Notes, in whole or in part, on any Interest Payment Date at an amount equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to but excluding the date of such Early Redemption.

4.       CMS Determination if Rate is Unavailable. If the 5 Year CMS Rate and/or 30 Year CMS Rate do not appear on Reuters Screen ISDAFIX1 on any CMS Determination Date, then (i) the 5 Year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will be a percentage determined on the basis of the mid-market, semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Determination Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. dollar interest rate swap transaction with a term equal to the maturity of this Note, commencing on that CMS Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “LIBOR Reuters Page 01” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Company and shall request the principal New York City office of each of those dealers to provide

Annex B-20-6

a quotation of its rate. If at least three quotations are provided, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, for that CMS Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, one of the highest and one of the lowest quotations; or (ii) if fewer than three leading swap dealers selected by the Calculation Agent are quoting as described above, the 5 year CMS Rate and/or the 30 Year CMS Rate, as the case may be, will remain the CMS rate in effect on that CMS Determination Date or, if that CMS Determination Date is the first CMS Determination Date, the Initial Interest Rate.

5.       SOFR ISR Fallback Provisions. If a SOFR ISR is not displayed by approximately 11:00 a.m. New York City time on the Designated SOFR ISR Page on any SOFR ISR Determination Date, the Calculation Agent, after consulting such sources as it deems comparable to that Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that SOFR ISR Determination Date in its sole discretion.

Notwithstanding the foregoing, if the Calculation Agent determines in its sole discretion that a Benchmark Transition Event has occurred with respect to a SOFR ISR on or prior to any SOFR ISR Determination Date, the Calculation Agent will apply the following provisions:

•	the Calculation Agent will determine an Alternative Swap Rate and, in its sole discretion, the effective date for that Alternative Swap Rate;

•	if an Alternative Swap Rate is determined in accordance with the preceding provisions, that Alternative Swap Rate will be the relevant SOFR ISR for each SOFR ISR Determination Date after the effective date for that Alternative Swap Rate (subject to the subsequent operation of the provisions of this Section, and to adjustment as described herein). If the Calculation Agent determines that there is no such Alternative Swap Rate for that SOFR ISR as of any SOFR ISR Determination Date, then the Calculation Agent, after consulting such sources as it deems comparable to the relevant Designated SOFR ISR Page, or any source it deems reasonable from which to estimate that SOFR ISR, will determine that SOFR ISR for that day in its sole discretion;

•	if the Calculation Agent determines that an Adjustment Formula should be applied to any relevant SOFR ISR or Alternative Swap Rate and determines the Adjustment Formula, then that Adjustment Formula will be applied to that SOFR ISR or Alternative Swap Rate, as applicable. If the Calculation Agent is unable to determine, prior to the relevant SOFR ISR Determination Date, such Adjustment Formula, then that SOFR ISR or Alternative Swap Rate will apply without an Adjustment Formula;

•	the Calculation Agent may also specify changes to the terms of the securities, including but not limited to any relevant spread, day count convention and screen page, definitions of Formula Rate, U.S. Government Securities Business Day, SOFR ISR Determination Date and/or any SOFR ISR, and the method for determining the fallback rate in relation to any SOFR ISR or Alternative Swap Rate, as applicable, in order to follow market practice in relation to that SOFR ISR or Alternative Swap Rate, as applicable, and/or any Adjustment Formula. For the avoidance of doubt, consent of the holders of the securities

Annex B-20-7

will not be required in connection with implementing any Alternative Swap Rate and/or any Adjustment Formula or such other changes, including for the execution of any documents, amendments or other steps by the Company, the Trustee or the Calculation Agent (if required); and

•	the Company will promptly, following the determination of any Alternative Swap Rate and/or any Adjustment Formula, give notice thereof to The Depository Trust Company, which will specify the effective date(s) for that Alternative Swap Rate and/or any Adjustment Formula, as applicable, and any consequential changes made to the terms of the securities. We will also deliver a copy of that notice to the Trustee for information purposes.

For the purposes of this Section, the following definitions apply:

“Adjustment Formula” means a formula or methodology (including but not limited to a multiplier and/or a spread or formula or methodology for calculating a multiplier and/or spread) for calculating the relevant SOFR ISR or Alternative Swap Rate (as applicable), which the Calculation Agent determines is required to be applied in order to reduce or eliminate, to the extent reasonably practicable in the circumstances, any economic prejudice or benefit (as applicable) to holders of the securities as a result of the Benchmark Transition Event and is the formula or methodology which:

•	the Calculation Agent determines is recognized or acknowledged as being in customary market usage in international debt capital markets transactions which reference that SOFR ISR, where such rate has been replaced by the Alternative Swap Rate (if applicable); or

•	if no such customary market usage is recognized or acknowledged, the Calculation Agent in its discretion (as applicable), determines to be appropriate.

“Alternative Swap Rate” means the rate that the Calculation Agent determines has replaced the relevant SOFR ISR in customary market usage in the international debt capital markets for the purposes of determining rates of interest in respect of bonds denominated in U.S. dollars, or, at the Calculation Agent’s sole discretion and election, if the Calculation Agent determines that there is no such rate, such other rate as the Calculation Agent determines is a commercially responsible replacement for that SOFR ISR. In determining customary market usage for purposes of determining an Alternative Swap Rate, the Calculation Agent may take into account any guidance or recommendations relating to fallbacks for that SOFR ISR from any Relevant Governmental Body.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then-current SOFR ISR:

(a)       a public statement or publication of information by or on behalf of the administrator of that SOFR ISR announcing that such administrator has ceased or will cease to provide that SOFR ISR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

Annex B-20-8

(b)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR, the central bank for the currency of that SOFR ISR, an insolvency official with jurisdiction over the administrator for that SOFR ISR, a resolution authority with jurisdiction over the administrator for that SOFR ISR or a court or an entity with similar insolvency or resolution authority over the administrator for that SOFR ISR, which states that the administrator that the SOFR ISR has ceased or will cease to provide that SOFR ISR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide that SOFR ISR;

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of that SOFR ISR announcing that that SOFR ISR is no longer representative; or

(d)       a determination by the Calculation Agent that that SOFR ISR has been permanently or indefinitely discontinued.

“Relevant Governmental Body” means the relevant governmental body or agency with jurisdiction over the relevant then-current SOFR ISR or the administrator thereof.

6.       Principal Amount. The principal of this Security that becomes due and payable on the Stated Maturity Date shall be equal to the Principal Amount hereof. This Security shall cease to be Outstanding as provided in the definition of such term in the Indenture or when the principal of this Security shall be deemed to have been paid in full as provided above and all interest payable on this Security has been paid (or such payment of interest has been made available).

7.       Role of Calculation Agent. The Calculation Agent will be solely responsible for making all determinations and calculations regarding the Default Amount; Business Days; the Principal Amount; the interest amount; and all such other matters as may be specified elsewhere herein as matters to be determined by the Calculation Agent. The Calculation Agent shall make all such determinations and calculations in its sole discretion and, absent manifest error, all determinations of the Calculation Agent shall be final and binding on the Company, the Holder and all other Persons having an interest in this Security, without any liability on the part of the Calculation Agent.

The Company shall take such action as shall be necessary to ensure that there is, at all relevant times, a financial institution serving as the Calculation Agent hereunder. The Company may, in its sole discretion at any time and from time to time, upon written notice to the Trustee, but without notice to the Holder of this Security, terminate the appointment of any Person serving as the Calculation Agent and appoint another Person (including the Company or any Affiliate of the Company) to serve as the Calculation Agent. Insofar as this Security provides for the Calculation Agent to obtain information relating to the Reference Asset or other information from any institution or other source, the Calculation Agent may do so from any source or sources of the kind contemplated or otherwise permitted hereby notwithstanding that any one or more of such sources are the Calculation Agent, Affiliates of the Calculation Agent or Affiliates of the Company.

Annex B-20-9

8.       Payment. Payment of any amount payable on this Security in cash will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of cash payable on this Security will be made to an account designated by the Holder (in writing to the Company and the Trustee) and approved by the Company or, if no such account is designated and approved as aforesaid, at the office or agency of the Company maintained for that purpose in The City of New York (i.e., the office of the Trustee), provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Senior Debt Security Register; and provided, further, that payment or delivery at the Stated Maturity Date shall be made only upon surrender of this Security at such office or agency (unless the Company waives surrender). Notwithstanding the foregoing, if this Security is a Global Security, any payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in said Indenture.

9.       Default Amount. If an Event of Default occurs and the maturity of this Security is accelerated, the Default Amount will be payable in respect of this Security at maturity.

10.       Business Day Convention—Following. Notwithstanding any provision of this Security or of the Indenture, if any payment would otherwise be due on this Security on a day (the “Specified Day”) that is not a Business Day, such payment may be made (or such principal may be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the Specified Day; provided that, no interest shall accrue on such payment for the period from and after such Specified Day. The provisions of this Section shall apply to this Security in lieu of the provisions of Section 1.13 of the Indenture.

11.       Reverse of this Security. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

12.       Certificate of Authentication. This Security may be signed by the Company by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature and this Security so executed shall be deemed to have been duly and validly executed and be valid and effective as a manually executed Security. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or by pdf or other electronically-imaged (including, without limitation, DocuSign or Adobe Sign) signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

13.       Prospectus. Reference is made to (i) the Prospectus related to the Securities, dated August 31, 2010, (ii) the Prospectus Supplement, dated May 27, 2011; and (iii) the Pricing Supplement, dated May 29, 2013 (together, the “Prospectus”). The terms and conditions of this Security as fully set forth in the Prospectus are hereby incorporated by reference in their entirety into this Security and binding upon the parties hereto. In the event of a conflict between the terms of the Prospectus and the terms of this Security, the Prospectus will control, provided that the definition of Interest Rate and the determination of the SOFR ISR Reference Rate as set forth in this Security will apply to the determination of the amount of any interest payable, notwithstanding anything to the contrary in the Prospectus. Copies of the Prospectus are available from the

Annex B-20-10

Company or any underwriter or any dealer participating in the offering by calling toll free, 1-888-227-2275 (extension 2-3430).

Annex B-20-11

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

BARCLAYS BANK PLC

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the series designated herein and referred to in the Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Name:
Title:

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of September 16, 2004, as amended by the Supplemental Indenture, dated as of February 22, 2018 (as so amended, herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument dated as of September 16, 2004), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth on the face of this Security, the latter shall control for purposes of this Security.

This Security is one of the series designated on the face hereof. References herein to “this series” mean the series designated on the face hereof.

Payments under the Securities will be made without deduction or withholding for, or on account of, any and all present or future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (each a “Taxing Jurisdiction”), unless such deduction or withholding is required by law. If any such Taxes are at any time required by a Taxing Jurisdiction to be deducted or withheld, the Company will, subject to the exceptions and limitations set forth in Section 10.04 of the Indenture, pay such additional amounts of the principal of such Security and any other amounts payable on such Security (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder of any Security, after such deduction or withholding, shall equal the amounts of the principal of such Security and any other amounts payable on such Security which would have been payable in respect of such Security had no such deduction or withholding be required.

If at any time the Company determines that as a result of a change in or amendment to the laws or regulations of a Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or a change in an official application or interpretation of such laws or regulations (including a decision of any court or tribunal), either generally or in relation to any particular Securities, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date in making any payment of, or in respect of, the principal amount of the Securities, the Company would be required to pay any Additional Amounts with respect thereto, then the Securities will be redeemable upon not less than 35 nor more than 60 days’ notice by mail, at any time thereafter, in whole but not in part, at the election of the Company as provided in the Indenture at a redemption price determined by the Calculation Agent in a manner reasonably calculated to preserve the relative economic position of the Company and the Holders of Outstanding Securities.

(Reverse of Security continued on next page)

Annex B-20-13

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof on or after the respective due dates expressed herein.

(Reverse of Security continued on next page)

Annex B-20-14

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Security as herein provided.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Senior Debt Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Senior Debt Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Security, and any other Securities of this series and of like tenor, is issuable only in registered form without coupons in denominations of any multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Annex B-20-15